UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2025

SPX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6948	88-3567996
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
SPX Technologies, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2025. At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 3, 2025 (the “2025 Proxy Statement”). The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, there were 46,778,784 shares of common stock of the Company (“Common Stock”) outstanding and entitled to vote on each matter presented at the Annual Meeting. At the Annual Meeting, 43,940,462 shares of common stock, or approximately 93.93% of the outstanding shares of Common Stock entitled to vote, were represented in person or by proxy.

Proposal 1: Election of directors.

Director Nominee	Term Expiring	For	Against	Abstain	Broker Non-Votes
Eugene J. Lowe, III	2027	41,760,861	284,246	33,304	1,862,051
Patrick J. O’Leary	2027	41,524,400	520,645	33,366	1,862,051
David A. Roberts	2027	41,335,715	709,411	33,285	1,862,051

Each of the above-listed nominees was elected as a director for a term expiring at the Company's annual meeting of stockholders to be held in 2027.

Proposal 2: Approval of named executive officers’ compensation as disclosed in the 2025 Proxy Statement, on a non-binding advisory basis (“Say-on-Pay”).

For	Against	Abstain	Broker Non-Votes
39,682,129	2,210,068	186,214	1,862,051

A majority of votes cast in the advisory vote were for approval of the compensation of the Company’s named executive officers and, accordingly, the Company’s stockholders approved the Company’s named executive officers’ compensation as disclosed in the 2025 Proxy Statement, on a non-binding advisory basis.

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.

For	Against	Abstain
42,882,979	998,292	59,191

As a result, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: May 13, 2025	By:	/s/ Cherée H. Johnson
Cherée H. Johnson
Vice President, Chief Legal Officer and Secretary

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